UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 6, 2012

Date of earliest event reported: September 6, 2012

BAKERCORP INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-181780	13-4315148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3020 Old Ranch Parkway, Suite 220

Seal Beach, California 90740

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (562) 460-6262

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 6, 2012, BakerCorp International, Inc. (the “Company”) issued a press release announcing the commencement of an exchange offer for all of the Company’s 8.25% Senior Notes due 2019, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated September 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2012

BAKERCORP INTERNATIONAL, INC.

By:	/s/ James Leonetti
James Leonetti
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 6, 2012.